UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 26, 2010 (November 19, 2010)
Amended on December 3, 2010
Buckeye Partners, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9356 (Commission File Number)	23-2432497 (I.R.S. Employer Identification No.)

One Greenway Plaza Suite 600 Houston, TX (Address of Principal Executive Offices)	77046 (Zip Code)
Registrant’s telephone number, including area code: (832) 615-8600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Exhibit Index
EX-23.1
EX-99.3

Explanatory Note
     This Form 8-K/A is being filed in connection with the Form 8-K filed by Buckeye Partners, L.P. (the “Partnership”) on November 26, 2010 to file the audited financial statements of Buckeye GP Holdings, L.P. (“Holdings”) previously omitted therein.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(a) Financial Statements of Business Acquired.
     The audited consolidated financial statements of Holdings for the years ended December 31, 2009, 2008 and 2007, the notes thereto and the Report of Independent Registered Accounting Firm issued by Deloitte & Touche LLP, dated March 2, 2010, are incorporated herein by reference to “Item 8. Financial Statements and Supplementary Data” contained in Holdings’ Annual Report on Form 10-K for the year ended December 31, 2009, filed on March 2, 2010, as amended by Holdings’ Annual Report on Form 10-K/A for the year ended December 31, 2009, filed on August 26, 2010, which is filed as Exhibit 99.3 hereto in accordance with Item 9.01(a) of Form 8-K.

(d) Exhibits.

23.1	Consent of Deloitte & Touche LLP

99.3	“Item 8. Financial Statements and Supplementary Data” contained in Buckeye GP Holdings L.P.’s Annual Report on Form 10-K for the year ended December 31, 2009, filed on March 2, 2010, as amended by Buckeye GP Holdings L.P.’s Annual Report on Form 10-K/A for the year ended December 31, 2009, filed on August 26, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

By:	Buckeye GP LLC,
its General Partner

By:	/s/ William H. Schmidt, Jr. William H. Schmidt, Jr.
Vice President and General Counsel
Dated December 3, 2010

EXHIBIT INDEX

Exhibits.
23.1	Consent of Deloitte & Touche LLP

99.3	“Item 8. Financial Statements and Supplementary Data” contained in Buckeye GP Holdings L.P.’s Annual Report on Form 10-K for the year ended December 31, 2009, filed on March 2, 2010, as amended by Buckeye GP Holdings L.P.’s Annual Report on Form 10-K/A for the year ended December 31, 2009, filed on August 26, 2010.